EXHIBIT 99
                                                                      ----------

Contact: Franklin Resources, Inc.
         Investor Relations: Alan Weinfeld (650) 525-8900
         Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES FOURTH QUARTER RESULTS

     SAN MATEO, CA, OCTOBER 25, 2001 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $83.9 million, or $0.32 per share diluted, including $(0.02) per share diluted charge for events related to September 11, and reported revenues of $603.9 million for the quarter ended September 30, 2001, compared with net income of $119.7 million, or $0.46 per share diluted, on revenues of $609.5 million in the preceding quarter and net income of $140.8 million, or $0.58 per share diluted, on revenues of $593.1 million in the comparable quarter a year ago. Net income for the year ended September 30, 2001 was $484.7 million, or $1.91 per share diluted, on revenues of $2,354.8 million as compared to net income of $562.1 million, or $2.28 per share diluted, on revenues of $2,340.1 million a year ago. Operating results for Fiduciary Trust Company International, the company's recently acquired subsidiary, are included as of April 10, 2001.
     On September 11, 2001, Fiduciary's World Trade Center offices were destroyed. "We are deeply saddened by the loss of our 87 employees," said Charles B. Johnson, chairman and CEO of Franklin Resources, Inc. "Immediately following the attacks, our efforts were refocused to assist the families and employees who have been affected by the tragedy and to recover Fiduciary's business operations as quickly as possible. We have established new permanent headquarters for Fiduciary in midtown Manhattan and established a memorial trust fund to aid those affected."
     This quarter's results include a net charge related to the events of September 11 of approximately $7.6 million predominately related to the loss of employees, additional operating expenses to re-establish the operations and asset write-offs net of estimated insurance proceeds.
     Revenues were down this quarter as compared to last quarter as a result of lower investment management fees and lower shareholder servicing fees resulting from a reduction in billable shareholder accounts in the U.S. Operating expenses were up this quarter as compared to last quarter principally due to higher information technology costs, and increased advertising and promotion expenses to communicate the strong investment performance of the company's investment products. Investment and other income was down this quarter as compared to last quarter primarily due to the completion last quarter of the recognition of the prior year's $32.8 million pre-tax gain on the sale of the company headquarters, fewer investment gains and lower interest income.
     As of September 30, 2001, assets under management by the company's subsidiaries were $246.4 billion, as compared to $267.9 billion last quarter and $229.9 billion at this time last year. Simple monthly average assets under management during the current quarter were $261.3 billion compared to $255.9 billion in the preceding quarter and $231.4 billion in the same quarter a year ago. Equity assets now comprise 51% of total assets under management as compared to 55% last quarter and 66% at September 30, 2000. Fixed income assets now comprise 32% of total assets under management, as compared to 29% last quarter and 28% at the same time last year. Hybrid assets now account for 15% of total assets under management, as compared to 14% last quarter and 4% at the same time last year. For the quarters ended September 30, 2001 and June 30, 2001 sales and reinvested dividends exceeded redemptions ("net inflows") complex-wide by $1.8 billion and $2.7 billion respectively. For the quarter ended September 30, 2000 net outflows were $1.6 billion.
     Mr. Johnson stated, "While current market conditions have presented challenging times to the company and our industry, the long-term outlook remains positive. We continue to position our company for continued growth, but are taking immediate action to reduce our cost structure in response to uncertain market conditions."

FOURTH QUARTER 2001 HIGHLIGHTS

PERFORMANCE AND PRODUCTS (1),(2)
(See important footnotes in "Supplemental Information" section at the end of the release.)
* Over 70% of Franklin Templeton's long-term U.S. retail mutual fund assets ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended September 30, 2001. (3),(4)
* Mutual Series funds ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended September 30, 2001, as applicable, with Mutual Shares and Mutual Beacon consistently placing in the first quartile over these periods.
     Additionally, Mutual Discovery received #1 rankings for the one- and five-year periods and ranked in the top quintile for the three-year period. Mutual European ranked in the top 5% for the one-, three-, and five-year periods. (3),(5)
* While S&P 500, Dow, and NASDAQ were down 26.6%, 15.6%, and 58.7% respectively for the one-year period ended September 30, 2001, Mutual Shares, Mutual Beacon, Mutual Qualified, and Mutual Financial Services funds were up 4.0%, 3.5%, 3.4% and 12.7%, respectively. Moreover, these funds outperformed all of these indices over applicable three-, five- and 10-year periods ended September 30, 2001. (6)
* Over 95% of Templeton equity mutual fund assets ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended September 30, 2001. Templeton Growth and Templeton Foreign funds ranked in the first quartile for the same time periods, and also outpaced the MSCI World and MSCI EAFE Indexes during the same time periods, respectively. (3),(7)
* Over 95% of Franklin's tax-free income fund assets were rated 4 or 5 stars overall by Morningstar as of September 30, 2001. (8),(9)
* Franklin's flagship taxable fixed income products, Franklin U.S. Government Securities Fund and Franklin's AGE High Income Fund, ranked in the top two quartiles of their respective Lipper peer groups for the one-, three-, five- and 10-year periods ended September 30, 2001. (3),(10)
* Over 92% of Franklin Templeton Investments Corp.'s Canadian retail mutual fund assets were in funds ranked 4 or 5 stars overall by Morningstar as of September 30, 2001. (9),(11)
* Launched new equity funds in Canada, Singapore and France, a real estate fund in Australia and a CBO in Korea.
* Introduced a new Franklin Large Cap Growth strategy for the institutional platform. (12)

GLOBAL BUSINESS DEVELOPMENTS
*    Franklin California Growth Fund was featured in the 2001 MONEY 100.
*    Announced realignment of Mutual Series management.
*    Completed the registration of a new rep office in Beijing.
* Hosted live webcasts "2001 Global Investing: Opportunities and Outlook" in Canada and "Discovering Retirement Plans and The New Tax Law: Understanding the Changes and Opportunities That Await You" in the U.S.
* Franklin Templeton Investments Corp. went live on FundCom in Canada, an industry-wide initiative providing Canadian dealers with the ability to view their client accounts across multiple fund companies, with a single query over the Internet.
* Signed up more than 10% of Franklin Templeton's German-based shareholders for online account access and re-launched India's web site with expanded online interactive tools/calculators and account access features.
* Franklintempleton.com introduced Edelivery, a new email subscription service that notifies shareholders of the availability of online statements.

FIDUCIARY TRUST UPDATE
* Established new permanent headquarters for Fiduciary Trust at 600 Fifth Avenue, a part of the Rockefeller Center complex in midtown Manhattan.
* Continued consolidation of Fiduciary, Templeton and Franklin institutional marketing under the FTI Institutional global platform.
* Formed FT Fiduciary Trust Memorial Fund to assist Fiduciary Trust and Franklin Templeton families affected by the World Trade Center tragedy.
* The World Trade Center tragedy has accelerated efforts to leverage the operational and technical infrastructure of the combined organization.


 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except
 assets under management and per share          THREE MONTHS ENDED                     YEAR ENDED
 data)                                             SEPTEMBER 30                      SEPTEMBER 30
                                            -------------------------------------------------------------------
                                                 2001       2000      %             2001         2000      %
                                                 ----       ----    Change          ----         ----    Change
                                                                    ------                               ------

 OPERATING REVENUES
 Investment management fees                  $358,738   $354,265        1%    $1,407,202   $1,399,121        1%
 Underwriting and distribution fees           186,192    179,728        4%       709,476      709,285         -
 Shareholder servicing fees                    45,618     52,312      (13)%      199,525      211,416       (6)%
 Other                                         13,335      6,745       98%        38,640       20,318       90%
                                            --------------------------------------------------------------------
 TOTAL OPERATING REVENUES                     603,883    593,050        2%     2,354,843    2,340,140        1%
                                            --------------------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                166,073    160,416        4%       636,868      623,144        2%
 Compensation and benefits                    165,705    137,155       21%       615,281      535,710       15%
 Information systems, technology and           76,191     59,890       27%       263,297      213,670       23%
    occupancy
 Advertising and promotion                     32,388     27,477       18%       106,261      101,196        5%
 Amortization of deferred sales commissions    16,801     20,416      (18)%       68,977       83,627      (18)%
 Amortization of intangible assets             19,902      9,314      114%        56,590       37,163       52%
 Other                                         25,326     23,483        8%        87,925       82,187        7%
 September 11, 2001 net expense                 7,649          -         -         7,649            -         -
                                            --------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                     510,035    438,151       16%     1,842,848    1,676,697       10%
                                            --------------------------------------------------------------------

 OPERATING INCOME                              93,848    154,899      (39)%      511,995      663,443      (23)%
                                            --------------------------------------------------------------------

 OTHER INCOME (EXPENSE)
 Investment and other income                   19,643     33,841      (42)%      136,351       90,108       51%
 Interest expense                              (3,138)    (3,418)      (8)%      (10,556)     (13,960)     (24)%
                                            -------------------------------------------------------------------
 OTHER INCOME (EXPENSE), NET                   16,505     30,423      (46%)      125,795       76,148       65%
                                            -------------------------------------------------------------------

 Income before taxes on income                110,353    185,322      (40)%      637,790      739,591      (14)%
 Taxes on income                               26,484     44,499      (40)%      153,069      177,502      (14)%
                                            --------------------------------------------------------------------

 NET INCOME                                   $83,869   $140,823      (40)%     $484,721     $562,089      (14)%

                                            ====================================================================

 EARNINGS PER SHARE
      Basic                                     $0.32      $0.58      (45)%        $1.92        $2.28      (16)%
      Diluted                                   $0.32      $0.58      (45)%        $1.91        $2.28      (16)%

 DIVIDENDS PER SHARE                           $0.065      $0.06        8%         $0.26        $0.24        8%

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                   261,639    243,665        7%       252,628      246,116        3%
      Diluted                                 263,005    244,078        8%       253,663      246,624        3%

 EBITDA MARGIN /1/                                26%        35%         -           33%          36%         -
 OPERATING MARGIN /2/                             16%        26%         -           22%          28%         -

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of Period                         $267,928   $229,878       17%      $229,923     $218,100        5%
        Sales                                  14,766     11,588       27%        58,491       51,699       13%
        Reinvested Dividends                      583        619       (6)%        8,981        8,686        3%
        Redemptions                           (13,564)   (13,834)      (2)%      (58,589)     (62,749)      (7)%
        Fiduciary acquisition                       -          -         -        45,838            -       N/A
        Appreciation/(Depreciation)           (23,328)     1,672       N/A       (38,259)      14,187       N/A
 END OF PERIOD                               $246,385   $229,923        7%      $246,385     $229,923        7%
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $261,314   $231,370       13%      $243,404     $227,682        7%

/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
   per share data)                                               THREE MONTHS ENDED
                                          30-SEP-01  30-JUN-01       %   31-MAR-01   31-DEC-00   30-SEP-00
                                          ---------  ---------  CHANGE   ---------   ---------   ---------
                                                                ------
OPERATING REVENUES
Investment management fees                 $358,738   $362,543     (1)%   $340,136    $345,785    $354,265
Underwriting and distribution fees          186,192    180,757      3%     178,165     164,362     179,728
Shareholder servicing fees                   45,618     53,723    (15)%     51,962      48,222      52,312
Other                                        13,335     12,450      7%       7,150       5,705       6,745
                                          ----------------------------------------------------------------
TOTAL OPERATING REVENUES                    603,883    609,473     (1)%    577,413     564,074     593,050
                                          ----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution               166,073    162,977      2%     162,134     145,684     160,416
Compensation and benefits                   165,705    167,643     (1)%    140,074     141,859     137,155
Information systems, technology and          76,191     70,576      8%      59,002      57,528      59,890
occupancy
Advertising and promotion                    32,388     27,314     19%      24,433      22,126      27,477
Amortization of deferred sales commissions   16,801     16,361      3%      17,579      18,236      20,416
Amortization of intangible assets            19,902     16,672     19%      10,107       9,909       9,314
Other                                        25,326     23,234      9%      19,611      19,754      23,483
September 11, 2001 net expense                7,649          -       -           -           -           -
                                          ----------------------------------------------------------------
TOTAL OPERATING EXPENSES                    510,035    484,777      5%     432,940     415,096     438,151
                                          ----------------------------------------------------------------

OPERATING INCOME                             93,848    124,696    (25)%    144,473     148,978    154,899
                                          ----------------------------------------------------------------

OTHER INCOME (EXPENSE)
Investment and other income                  19,643     34,698    (43)%     32,054      49,956     33,841
Interest expense                             (3,138)    (1,889)    66%      (3,259)     (2,270)    (3,418)
                                          ----------------------------------------------------------------
OTHER INCOME (EXPENSE), NET                  16,505     32,809    (50)%     28,795      47,686     30,423
                                          ----------------------------------------------------------------

Income before taxes on income               110,353    157,505    (30)%    173,268     196,664    185,322
Taxes on income                              26,484     37,802    (30)%     41,584      47,199     44,499
                                          ----------------------------------------------------------------
NET INCOME                                  $83,869   $119,703    (30)%   $131,684    $149,465   $140,823
                                          ================================================================

EARNINGS PER SHARE
     Basic                                    $0.32      $0.46    (30)%      $0.54       $0.61      $0.58
     Diluted                                  $0.32      $0.46    (30)%      $0.54       $0.61      $0.58

DIVIDENDS PER SHARE                          $0.065     $0.065       -      $0.065      $0.065      $0.06

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                  261,639    260,815       -     244,256     243,708    243,665
     Diluted                                263,005    262,174       -     245,127     244,409    244,078

EBITDA MARGIN /1/                               26%        32%       -         35%         38%        35%
OPERATING MARGIN /2/                            16%        20%       -         25%         26%        26%

EMPLOYEES                                     6,868      7,101     (3)%      6,319       6,328      6,489
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     8.4       10.1    (17)%       10.2         9.7        9.2

/1/ EBITDA Margin: Earnings before interest taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                             SEPTEMBER     SEPTEMBER
                                                              30, 2001      30, 2000
                                                              --------      --------

ASSETS
Current Assets                                              $1,859,921    $1,656,294
Banking Finance Assets                                       1,229,244       299,562
Other Assets                                                 3,106,130     2,086,587
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $6,195,295    $4,042,443
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                                           $457,433      $489,559
Banking/Finance Liabilities                                  1,070,661       238,954
Other Liabilities                                              689,305       348,437
-------------------------------------------------------------------------------------
Total Liabilities                                            2,217,399     1,076,950
Total Stockholders' Equity                                   3,977,896     2,965,493
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $6,195,295    $4,042,443
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      260,797       243,730
-------------------------------------------------------------------------------------



ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
     (in billions)
                                          30-SEP-01    30-JUN-01   31-MAR-01   31-DEC-00   30-SEP-00
                                        -------------------------------------------------------------

      EQUITY
                    Global/international      $80.2        $93.4       $87.6       $96.4       $97.6
                    Domestic                   44.5         53.3        45.5        50.0        53.9
                                        -------------------------------------------------------------
                    Total Equity              124.7        146.7       133.1       146.4       151.5
                                        -------------------------------------------------------------

      HYBRID FUNDS                             36.1         38.3         9.8        10.1         9.3


      FIXED INCOME
                    Tax-free                   48.4         46.9        45.8        45.0        44.0
                    Taxable
                       Domestic                24.4         23.4        17.2        16.2        15.6
                       Global/international     7.2          7.2         3.9         3.7         4.2
                                        -------------------------------------------------------------
                    Total Fixed Income         80.0         77.5        66.9        64.9        63.8
                                        -------------------------------------------------------------

      MONEY FUNDS                               5.6          5.4         5.9         5.5         5.3

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $246.4       $267.9      $215.7      $226.9      $229.9
                                        -------------------------------------------------------------

                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $261.3       $255.9      $224.9      $226.5      $231.4
                                        =============================================================


ASSETS UNDER MANAGEMENT & FLOWS
   (in billions)                                             THREE MONTHS ENDED
                                          30-SEP-01    30-JUN-01    % CHANGE    30-SEP-00   % CHANGE
                                          ---------    ---------    --------    ---------   --------

Beginning Assets Under Management            $267.9       $215.7         24%      $229.9         17%
     U.S. Retail Assets
       Beginning Assets                      $170.8       $161.6          6%      $172.5         (1)%
       ----------------------------------------------------------------------------------------------
       Sales                                    9.5         10.9        (13)%        8.3         14%
       Reinvested Dividends                     0.6          2.0        (70)%        0.6          -
       Redemptions                             (9.2)       (10.5)       (12)%      (10.0)        (8)%
       Appreciation/(Depreciation)            (13.6)         6.8         N/A         2.7         N/A
       ----------------------------------------------------------------------------------------------
       Ending Assets                          158.1        170.8         (7)%      174.1         (9)%
       ----------------------------------------------------------------------------------------------

     Other Assets, including International and Institutional
       Beginning Assets                        97.1         54.1         79%        57.4         69%
       ----------------------------------------------------------------------------------------------
       Sales                                    5.3          4.5         18%         3.3         61%
       Reinvested Dividends                       -          0.2           -           -          -
       Redemptions                             (4.4)        (4.4)          -        (3.8)        16%
       Fiduciary acquisition                      -         45.8           -           -          -
       Appreciation/(Depreciation)             (9.7)        (3.1)       213%        (1.1)       782%
       ----------------------------------------------------------------------------------------------
       Ending Assets                           88.3         97.1         (9)%       55.8         58%
       ----------------------------------------------------------------------------------------------
Ending Assets Under Management               $246.4       $267.9         (8)%     $229.9          7%

Total Assets Under Management
         Beginning Assets                    $267.9       $215.7         24%      $229.9         17%
         --------------------------------------------------------------------------------------------
         Sales                                 14.8         15.4         (4)%       11.6         28%
         Reinvested Dividends                   0.6          2.2        (73)%        0.6          -
         Redemptions                          (13.6)       (14.9)        (9)%      (13.8)        (1)%
         Fiduciary acquisition                    -         45.8           -           -          -
         Appreciation/(Depreciation)          (23.3)         3.7         N/A         1.6        N/A
         --------------------------------------------------------------------------------------------
         Ending Assets                       $246.4       $267.9         (8)%     $229.9          7%
         --------------------------------------------------------------------------------------------

Note: A significant number of institutional assets are invested in U.S. Retail funds and are disclosed in that category in the above table. Total institutional and high net worth assets at September 30, 2001 were over $85 billion.


                                                               30-SEP-01   30-JUN-01  30-SEP-00
                                                               ---------   ---------  ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning Assets                                            $93.4       $87.6     $103.6
       -----------------------------------------------------------------------------------------
       Sales                                                         4.4         5.3        3.8
       Reinvested Dividends                                            -         0.7          -
       Redemptions                                                  (4.5)       (5.8)      (6.6)
       Fiduciary acquisition                                           -         3.2          -
       Appreciation/(Depreciation)                                 (13.1)        2.4       (3.2)
       -----------------------------------------------------------------------------------------
       Ending Assets                                                80.2        93.4       97.6
       -----------------------------------------------------------------------------------------

DOMESTIC EQUITY
       Beginning Assets                                             53.3        45.5       49.6
       -----------------------------------------------------------------------------------------
       Sales                                                         2.7         3.1        3.7
       Reinvested Dividends                                            -         0.7          -
       Redemptions                                                  (2.6)       (2.2)      (2.6)
       Fiduciary acquisition                                           -         3.7          -
       Appreciation/(Depreciation)                                  (8.9)        2.5        3.2
       -----------------------------------------------------------------------------------------
       Ending Assets                                                44.5        53.3       53.9
       -----------------------------------------------------------------------------------------

HYBRID
       Beginning Assets                                             38.3         9.8        8.9
       -----------------------------------------------------------------------------------------
       Sales                                                         0.6         0.6        0.2
       Reinvested Dividends                                          0.1         0.2        0.1
       Redemptions                                                  (0.7)       (0.5)      (0.4)
       Fiduciary acquisition                                           -        29.1          -
       Appreciation/(Depreciation)                                  (2.2)       (0.9)       0.5
       -----------------------------------------------------------------------------------------
       Ending Assets                                                36.1        38.3        9.3
       -----------------------------------------------------------------------------------------

TAX-FREE INCOME
       Beginning Assets                                             46.9        45.8       43.8
       -----------------------------------------------------------------------------------------
       Sales                                                         1.6         1.6        0.8
       Reinvested Dividends                                          0.3         0.3        0.3
       Redemptions                                                  (1.1)       (1.2)      (1.3)
       Fiduciary acquisition                                           -         0.1          -
       Appreciation/(Depreciation)                                   0.7         0.3        0.4
       -----------------------------------------------------------------------------------------
       Ending Assets                                                48.4        46.9       44.0
       -----------------------------------------------------------------------------------------

TAXABLE FIXED INCOME
       Beginning Assets                                             30.6        21.1       18.8
       -----------------------------------------------------------------------------------------
       Sales                                                         2.5         1.9        1.3
       Reinvested Dividends                                          0.1         0.2        0.1
       Redemptions                                                  (1.9)       (1.8)      (1.0)
       Fiduciary acquisition                                           -         9.7          -
       Appreciation/(Depreciation)                                   0.3        (0.5)       0.6
       -----------------------------------------------------------------------------------------
       Ending Assets                                                31.6        30.6       19.8
       -----------------------------------------------------------------------------------------

MONEY FUNDS
       Beginning Assets                                              5.4         5.9        5.2
       -----------------------------------------------------------------------------------------
       Sales                                                         3.0         2.9        1.8
       Reinvested Dividends                                          0.1         0.1        0.1
       Redemptions                                                  (2.8)       (3.4)      (1.9)
       Appreciation/(Depreciation)                                  (0.1)       (0.1)       0.1
       -----------------------------------------------------------------------------------------
       Ending Assets                                                 5.6         5.4        5.3
       -----------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $246.4      $267.9     $229.9


CONFERENCE CALL INFORMATION
     As previously announced, members of the investment community and general public are invited to listen to the conference call TODAY, THURSDAY, OCTOBER 25, 2001 AT 1:30 P.M. PACIFIC STANDARD TIME. Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (800) 230-1096 in the U.S. or (612) 288-0337 internationally.
     A replay of the call will be archived on franklintempleton.com through November 1, 2001. The replay can also be accessed by calling (800) 475-6701 in the U.S. or (320) 365-3844 internationally and using access code #605542, after 5:00 p.m. Pacific Standard Time on October 25 through 11:59 p.m. Pacific Standard Time on November 1.
     Franklin Templeton Investments provides global and domestic investment management, shareholder and distribution services to the Franklin, Templeton and Mutual Series mutual funds, institutional and private accounts in approximately 125 different nations worldwide. Franklin Templeton Investments' headquarters are located at One Franklin Parkway, San Mateo, CA, 94403.

MEMORIAL FUND INFORMATION
     Franklin Templeton Investments formed FT Fiduciary Trust Memorial Fund to assist Fiduciary Trust and Franklin Templeton families affected by the World Trade Center tragedy. The memorial fund and account have been established at Franklin Templeton Bank & Trust, FSB, One Franklin Parkway, San Mateo, CA 94403, 1-877-236-7932.

SUPPLEMENTAL INFORMATION

(1) Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton
     Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
(2) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Morningstar ratings are based on Class A shares. Lipper rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 8/31/01 figures. Indices are unmanaged and one cannot invest directly in them. Fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
(3) Lipper calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. Lipper tracks 131 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 1 to 885. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
(4) Source: Lipper(R) Inc., 9/30/01. Of the eligible Franklin Templeton non-money market funds tracked by Lipper, 34, 41, 32 and 11 funds ranked in the top quartile and 24, 20, 25 and 22 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.
(5) Source: Lipper(R) Inc., 9/30/01. Mutual Discovery Class Z ranked #1 in a universe of 40 funds in Lipper's "Global Small-Cap Funds" group for the one-year period, 13 of 32 for the three-year period and #1 of 22 for the five-year period. Mutual European Class Z ranked #2 in a universe of 172 funds in Lipper's "European Region Funds" group for the one-year period, 7 of 77 for the three-year period and 2 of 60 for the five-year period. Mutual Discovery (inception 12/31/92), Mutual European (inception 7/3/96) and Mutual Financial Services Fund (inception 8/19/97) do not have 10-year track records.
(6) Mutual Shares, Mutual Beacon, Mutual Qualified and Mutual Financial Services fund returns are based on Class A shares without sales charges. Prior to 11/1/96 only a single class of fund shares was offered without a sales charge and Rule 12b-1 expenses. Returns shown are a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception.
(7) Source:Lipper(R) Inc., 9/30/01. 10 out of 11 eligible Templeton equity funds ranked in the top two Lipper quartiles for the one-year period, 7 of 11 for the three-year period, 7 of 11 for the five-year period and 5 of 7 for the 10-year period for their respective Lipper peer groups. Templeton Growth Fund Class A ranked 7 in a universe of 271 funds in Lipper's "Global Funds" group for the one-year period, 25 of 204 for the three-year period, 28 of 130 for the five-year period and 4 of 29 for the 10-year period. Templeton Foreign Fund Class A ranked 17 in a universe of 713 funds in Lipper's "International Funds" group for the one-year period, 37 of 525 for the three-year period, 64 of 332 for the five-year period and 12 of 55 for the 10-year period. Source for MSCI returns: Standard & Poor's Micropal.
(8) Source: MORNINGSTAR(C) 9/30/01. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/01. The ratings are subject to change every month. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns, if applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Morningstar does not guarantee the accuracy of the information.
(9) Source: MORNINGSTAR(C) 9/30/01. Twenty Franklin tax-free income funds received four stars, and seven received five stars.
(10) Source: Lipper(R) Inc., 9/30/01. Franklin U.S. Government Securities Fund Class A ranked 18 in a universe of 59 funds in Lipper's "GNMA Funds" group for the one-year period, 12 of 43 for the three-year period, 10 of 39 for the five-year period and 9 of 22 for the 10-year period. Franklin's AGE High Income Fund Class A ranked 190 in a universe of 383 funds in Lipper's "High Current Yield Funds" group for the one-year period, 135 of 271 for the three-year period, 52 of 149 for the five-year period and 21 of 54 for the 10-year period.
(11) Source: MORNINGSTAR(C) 9/30/01. Of the eligible Canadian funds rated by Morningstar, six received five stars and eight received four stars.
(12) Investors interested in institutional strategies should contact Institutional Sales at (1-800/368-3677) to obtain more information.


FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are either set forth below or described in more detail in the risk factor section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, the "Forward-Looking Statements" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Form 10-K for the fiscal year ended September 30, 2000.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * In the future, we may incur materially increased insurance costs or may not be able to obtain the same types or amounts of coverage as a result of the recent terrorist attacks.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * We have become subject to an increased risk of asset volatility from changes in the domestic and global equity markets due to the recent terrorist attacks.
     * The levels of our assets under management are subject to significant fluctuations.
     * We may not recover payment for all insurance claims on any property loss, business interruptions, life insurance and workers compensation exposure.
     * Previously announced revenue and cost synergies from the acquisition of Fiduciary Trust may not be fully realized or may take longer to realize than expected.
     * We could experience disruption from the relocation of Fiduciary Trust's New York offices, making it more difficult to maintain relationships with clients or employees.

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